                                                           EXHIBIT 10.86



                    COLLATERAL ASSIGNMENT OF LEASES AND RENTS

      THIS ASSIGNMENT OF LEASES AND RENTS (hereinafter referred to as this "Assignment"), is made and entered into by Sugarloaf Mountain Corporation, a Maine corporation with a mailing address of c/o American Skiing Company, P.O. Box 450, Bethel, Maine 04217 (hereinafter referred to as "Borrower"), to Fleet National Bank, as Agent for itself and the other Lenders party to the Credit Agreement (as defined herein) with a mailing address of One Federal Street, Boston, MA 02211 (hereinafter referred to as "Assignee").

                                   WITNESSETH:

      THAT FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency whereof are hereby acknowledged, and in order to secure the Obligations as hereinafter set forth, Borrower does hereby grant, transfer and assign to Assignee, its successors, successors-in-title and assigns, all of Borrower's right, title and interest in, to and under any and

      A. All leases, tenancies, agreements or licenses, written or oral, now existing or hereafter entered into by Borrower as "landlord", "lessor" or "licensor", for the use or occupancy of all or any portion of the Borrower's property (hereinafter referred to as the "Property") located on or about Franklin County, Maine, including, without limitation, the premises more particularly described in Exhibit A attached hereto and by this reference made a part hereof, including any and all extensions, renewals and modifications thereof and guaranties of the performance or obligations of any tenants, lessees or licensees thereunder (said leases, tenancies, agreements and licenses are hereinafter referred to collectively as the "Leases," and said tenants, lessees and licensees are hereinafter referred to collectively as "Tenants" or individually as a "Tenant" as the context requires), which Leases include those certain leases more particularly described in Exhibit B attached hereto and by this reference made a part hereof, together with all of Borrower's right, title and interest in and to all payments, rents, issues and profits from the Leases and from the Property, and all fees, charges, accounts or other payments for the use or occupancy of rooms and other public facilities in hotels, motels or other lodging properties located on the Property, including without limitation, all income, fees, charges, revenues, receipts, fees, payments, rentals, rights, contracts, leases, tenancies, rents, agreements, licenses, general intangibles, cash collateral, accounts and accounts receivable, or other payments, whether written or oral, now existing or hereafter arising or entered into by Borrower as "operator", "landlord", "lessor" or "licensor" or otherwise, arising out of or relating in any way to Borrower's hotel, motel, lodging, restaurant, and/or conference center business or otherwise arising out of or relating to the operation, use, lease, and/or occupancy of all or any portion of the Property, and all room, restaurant, banquet, recreational, parking and other facilities located on the Property.

      B. All rights, privileges and benefits now existing or hereafter arising under the Leases, including, without limitation, all rights to exercise options to extend or renew the

Leases or to purchase the Property and appurtenances thereto, and all rights to insurance proceeds, eminent domain awards or payments in lieu thereof; and

      C. All rights of the Borrower in and to the fixtures, improvements, alterations, or additions now or hereafter erected on the Property; and

      D. All subleases of the Property or any portion thereof, and all monies, rents, incomes, cash collateral as that term is defined in the U.S. Bankruptcy Code (Title 11 of United States Code) and profits from the Property or subleases thereof and rights derived therefrom all whether now existing or hereafter arising, provided that the Borrower shall not sublease the Premises or any portion thereof without Assignee's prior written consent except in the ordinary course of business.

      TO HAVE AND TO HOLD unto Assignee, its successors and assigns forever, subject to and upon the terms and conditions set forth herein.

      This Assignment is made for the purpose of securing:

      (a) The full and prompt payment and performance when due, whether by acceleration or otherwise, with such interest, commitment fees, prepayment fees and other charges may accrue thereon, either before or after maturity thereof, by Borrower, its successors or assigns, and/or American Skiing Company and the other Borrowers named in the Credit Agreement and their respective successors or assigns (together with the Borrower, are collectively referred to herein as the "Borrowers") of that certain Credit Agreement dated as of June 28, 1996, together with any and all renewals, amendments, modifications, consolidations and extensions thereof (the "Credit Agreement"), TOGETHER WITH accompanying Revolving Credit Notes and Swing Line Notes dated as of June 28, 1996 in the principal face amount of up to SIXTY FIVE MILLION DOLLARS ($65,000,000.00), all together with any amendments renewals, modifications, consolidations and extensions of the foregoing (all collectively the "Notes");

      (b) Any and all future advances made by Assignee to or for the benefit of the Borrower, Borrowers or any one or more of them, whether jointly or severally liable, direct or indirect, up to a maximum principal amount outstanding from time to time (exclusive of costs and amounts advanced to protect the security) of up to ONE HUNDRED MILLION DOLLARS ($100,000,000.00) together with interest, fees, costs, prepayment fees, and other amounts now existing or hereafter arising:

      (c) The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations set forth in this Assignment (the "Assignment") the mortgage granted to the Assignee encumbering the Property (the "Mortgage") or in any other Lender Agreement (as defined in the Credit Agreement);


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

      (d) Any and all additional advances made to preserve, enforce and protect the Property, the Leases, the security interest created hereby on the Property, or this Agreement and the Lender Agreements, including, without limitation, taxes, assessments or insurance premiums or for performance of any of the Borrowers obligations under the Lender Agreements or for any other purpose (whether or not the original Borrower remains the owner of the Property at the time of such advances); and

      (e) Any and all other indebtedness, however incurred, which may now or hereafter be due and owing from Borrowers or any one or more of them, whether joint or several, to Lenders, now existing or hereafter coming into existence, however and whenever incurred or evidenced, whether expressed or implied, direct or indirect, absolute or contingent, or due or to become due, and all renewals, modifications, consolidations and extensions thereof.

(all collectively the "Obligations")

      As further security for the Obligations and the full and prompt payment and performance of any and all obligations of Borrower to Assignee under the Lender Agreements, Borrower hereby assigns to Assignee any awards or payments which may be made in respect of Borrower's interest in any of the Leases in any bankruptcy, insolvency or reorganization proceedings in any state or federal court. Borrower hereby appoints Assignee as its attorney-in-fact to appear in any such proceeding and/or to collect any such award or payment.

                         ARTICLE I - WARRANTIES AND COVENANTS

 1.01 Representations and Warranties of Borrower. Borrower hereby represents and warrants as follows:

            (a) Borrower is the sole and absolute owner of the entire landlord's or lessor's interest in the leases and said rents, issues and profits;

            (b) Borrower has made no prior assignment of any of the Leases or with respect to any of said rents, issues or profits which has not been terminated;

            (c) Borrower has neither done any act nor omitted to do any act which might prevent Assignee from, or limit Assignee in, acting under any of the provisions of this Assignment;

            (d) Neither the execution and delivery of this Assignment or any of the Leases, the performance of each and every covenant of Borrower under this Assignment and the Leases, nor the meeting of each and every condition contained in this Assignment, conflicts with, or constitutes a breach or default under, any agreement, indenture or other instrument to which Borrower is a party, or any law, ordinance, administrative regulation or court decree which is applicable to Borrower;

            (e) No action has been brought or, so far as is known to Borrower, is threatened, which would interfere in any way with the right of Borrower to execute this Assignment and perform all of Borrower's obligations contained in this Assignment and in the Leases;

            (f) Correct and complete copies of all material Leases and all material amendments, exhibits, addenda and schedules thereto have been heretofore delivered by Borrower to Assignee;

            (g) The Leases existing as of the date of this Assignment were duly executed and delivered, pursuant to authority legally adequate therefor, are now in full force and effect, and are the legal, valid and binding obligations of the parties thereto, enforceable in accordance with their terms; and

            (h) No material default exists on the part of Borrower in the fulfillment, performance or observance of any of the terms, conditions or covenants of landlord or lessor contained in any of the Leases, and, to the best of Borrower's knowledge, no material default exists on the part of any Tenant in the fulfillment, performance or observance of any of the terms, conditions or covenants of tenant or lessee contained in any of the Leases.

      1.02 Covenants of Borrower. Borrower hereby covenants and agrees as follows:

            (a) Borrower shall (i) fulfill, perform and observe each and every material term, condition and covenant of landlord or lessor contained in each of the Leases; (ii) give prompt notice to Assignee of any claim of default under any of the Leases, whether given by the Tenant to Borrower, or given by Borrower to the Tenant, together with a complete copy of any such notice; (iii) at no cost or expense to Assignee, enforce, short of termination, the performance and observance of each and every material term, condition and covenant of each of the Leases to be performed or observed by the Tenant thereunder; and (iv) appear in and defend any action arising out of, or in any manner connected with, any of the Leases, or the obligations or liabilities of Borrower as the landlord or lessor thereunder, or of the Tenant or any guarantor thereunder;

            (b) Borrower shall not, without the prior written consent of Assignee, (i) permit the prepayment of any rents under any of the Leases for more than one (1) month prior to the accrual thereof; or (ii) assign its interest in, to or under any of the Leases or the rents, issues and profits from any of the Leases or from the Property to any person or entity other than Assignee;

            (c) Borrower shall not, without the prior written consent of Assignee, except where doing so would not result in a Material Adverse Effect (as defined in the Credit Agreement) (i) enter into any new Lease of all or any part of the Property; (ii) materially modify any of the Leases; (iii) terminate the term or accept the surrender of any of the Leases; (iv) waive or release the Tenant from the performance or observation by the Tenant of any obligation or condition of any of the Leases; (v) give any consent to any assignment or sublease by the Tenant under any of the Leases; (vi) agree to subordinate any of the Leases to any mortgage or other encumbrance; or (viii) modify the terms of any guaranty of any of the Leases, or terminate any such guaranty;

            (d) Borrower does hereby authorize and empower Assignee to collect all rents, issues and profits arising or accruing under the Leases or from the Property as they become due, and does hereby irrevocably authorize and direct, each and every present and future Tenant of the whole or any part of the Property, upon receipt of written notice from Assignee, to pay all rents, issues and profits thereafter arising or accruing under the Leases or from the Property to Assignee and to continue to do so until otherwise notified by Assignee, and Borrower agrees that each and every Tenant shall have the right to rely upon such notice by Assignee without any obligation or right to inquire as to whether any Event of Default exists and notwithstanding any notice or claim of Borrower to the contrary, and that Borrower shall have no right or claim against any Tenant for any rents paid by such Tenant to Assignee following receipt of such notice.

            (e) Borrower does hereby agree that Assignee shall have the right to the appointment of a receiver to collect all rents, issues and profits and to carry out any other actions which Assignee has the right to carry out under the terms of this Assignment.

      1.03 Covenants of Assignee. Assignee hereby covenants and agrees with Borrower as follows:

            (a) Although this Assignment constitutes a present, current and absolute assignment of all Leases and all rents, issues and profits from the Property, so long as no Event of Default has occurred which has not been waived in writing by the Assignee and the Required Lenders (as defined in the Credit Agreement), Assignee shall not demand that such rents, issues and profits be paid directly to Assignee, and Borrower shall have the right to collect, but not more than one (1) month prior to accrual, all such rents, issues and profits from the Property (including, but not by way of limitation, all rents payable under the Leases), provided, however, that Borrower shall collect and receive all such rents, issues and profits from the Property as trustee for the benefit of Assignee, and shall apply such rents, issues and profits so collected to the Obligations, to the extent then due, with the balance, so long as no Event of Default has occurred which has not been waived in writing by the Assignee and the Required Lenders, to the account of Borrower; and

            (b) Upon the payment in full of the Obligations, as evidenced by the recording or filing of an instrument of satisfaction or full release of the Mortgage without the recording of another mortgage in favor of Assignee affecting the Property, this Assignment shall be terminated and released of record by Assignee and shall thereupon be of no further force or effect.

                              ARTICLE II - DEFAULT

      2.01 Event of Default. The term "Event of Default," wherever used in this Assignment, shall mean any one or more of the following conditions or events:

            (a)   An Event of Default under the Credit Agreement; or

            (b) Failure by Borrower to observe, perform or discharge any obligation, covenant, condition or agreement contained in paragraph 1.02(b) or
(c) of this Assignment; or

            (c) Failure by Borrower to observe, perform or discharge any obligation, covenant, condition or agreement of this Assignment and the continuance of such failure for a period of fifteen (15) days after written notice thereof from Assignee; or

            (d) Any representation or warranty of Borrower in this Assignment shall prove to have been false or incorrect in any material respect upon the date when made.

      2.02 Remedies. Upon the occurrence of any Event of Default which has not been waived in writing by the Assignee and the Required Lenders, Assignee may at its option, with or without notice or demand of any kind (except as may be provided herein or in any of the Lender Agreements), and without waiving such Event of Default, exercise any or all of the following rights and remedies:

            (a) Either with or without entry or taking possession of the Property, give or require Borrower to give notice to any or all Tenants under the Leases authorizing and directing such Tenants to pay all rents, issues and profits and any other sums due under their Leases directly to Assignee, and collect and receive all rents, issues and profits and other sums due under the Leases with respect to which such notice is given;

            (b) Either with or without entry or taking possession of the Property, perform any and all obligations of Borrower under any or all of the Leases or this Assignment and exercise any and all rights of Borrower herein or therein as fully as Borrower itself could do, including, without limiting the generality of the foregoing, enforcing, modifying, extending or terminating any or all of the Leases, collecting, modifying, compromising, waiving or increasing any or all of the rents payable thereunder, and obtaining new Tenants and entering into new Leases on the Property on any terms and conditions deemed desirable by Assignee, and, to the extent Assignee shall incur any costs in connection with the performance of any such obligations of Borrower, including costs of litigation, then all such costs shall become a part of the Obligations, shall bear interest from the incurring thereof at the default interest rate specified in the Notes, and shall be due and payable on demand;

            (c) Either with or without entry or taking possession of the Property, in Borrower's or Assignee's name, institute any legal or equitable action which Assignee in its sole discretion deems desirable to collect and receive any or all of the rents, issues and profits assigned herein or to evict or remove any Tenants;

            (d) Enter upon, take possession of, and use and operate all or any portion of the Property which Assignee in its sole discretion deems desirable to effectuate any or all of the foregoing remedies, with full power to make alterations, renovations, repairs or replacements thereto.

      Assignee shall have full right to exercise any or all of the foregoing remedies and rights without regard to the adequacy of security for any or all of the Obligations, and with or without the commencement of any legal or equitable action or the appointment of any receiver or trustee.

      2.03 Application of Rents. All rents, issues and profits and any other sums due under the Leases and with respect to the Property which are collected by Assignee shall be applied by Assignee in such order as Assignee in its sole discretion may elect against: (i) all actual costs and expenses, including reasonable attorneys' fees, incurred in connection with the operation of the Property, the performance of Borrower's obligations under the Leases or the collection of the rents thereunder; (ii) all actual costs and expenses, including reasonable attorneys' fees, incurred in the collection of any of all of the Obligations, including all costs, expenses and attorneys' fees incurred in seeking to realize on or to protect or preserve Assignees interest in any other collateral securing any or all of the Obligations; (iii) any or all unpaid principal of and interest on the Obligations; and (iv) upon payment in full of the Obligations, the balance, if any, shall be paid to the Assignor.

      2.04 No Liability of Assignee. Assignee shall not be obligated to perform or discharge, nor does Assignee hereby undertake to perform or discharge, any obligation, duty or liability of Borrower under any of the Leases or under or by reason of this Assignment, except those arising from and after Assignee takes possession of the Property after an Event of Default. Prior to Assignee taking possession of the Property after an Event of Default, this Assignment shall not operate to place upon Assignee responsibility for the control, care, management or repair of the Property, nor for the carrying out of any of the terms and conditions of any of the Leases, nor shall it operate to make Assignee responsible or liable for any waste committed on the Property, for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any person. Assignee shall not be liable for any loss sustained by Borrower resulting from Assignee's failure to let the Property after taking possession of the Property after an Event of Default, unless such loss is caused by the willful misconduct or gross negligence of Assignee.

      2.05 Indemnification. Borrower shall and does hereby agree to indemnify and to hold Lenders harmless of and from any and all claims, demands, liability, loss or damage (including all costs, expenses, and reasonable attorneys' fees incurred in the defense thereof) asserted against, imposed on or incurred by Lenders in connection with or as a result of this Assignment or the exercise of any rights or remedies under this Assignment or under any of the Leases or by reason of any alleged obligations or undertakings of Lenders to perform or discharge any of the terms, covenants or agreements contained in any of the Leases; provided, however, that nothing herein shall be construed to obligate Borrower to indemnify and hold Lenders harmless from and against any and all claims, demands, liability, loss or damage enacted against, imposed on or incurred by Lenders by reason of Lender's willful misconduct or gross negligence. Should Lenders incur any such liability, loss or damage, or in the defense of any such claims or demands, for which it is to be indemnified by Borrower as aforesaid, the amount thereof shall be added to the Obligations, shall bear interest at the default rate specified in the Note from the date incurred until paid, shall be secured by this Assignment, the Mortgage and the other Lender Agreements, and shall be payable immediately upon demand.

                        ARTICLE III - GENERAL PROVISIONS

      3.01 Successors and Assigns. This Assignment shall inure to the benefit of and be binding upon Borrower and Assignee and their respective heirs, executors, legal representatives, successors and assigns (but in the case of assigns of Borrower, only if and to the extent that Assignee has consented in writing to Borrower's assignment of its rights or obligations hereunder to such assigns). Whenever a reference is made in this Assignment to "Borrower" or "Assignee", such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors and assigns of Borrower or Assignee.

      3.02 Assignee's Rights of Assignment; Rights of Assignees. Assignee may assign to any subsequent holder of the Note or the Mortgage, or to any person acquiring title to the Property, all of Assignee's right, title and interest in any of the Leases and rents, issues and profits from the Property. No such assignee shall have any liability for any obligation which accrued under any of the Leases prior to the assignment to such assignee nor shall such assignee have any obligation to account to Borrower for any rental payments which accrued prior to such assignment. After Borrower's right, title and interest in the Property has been foreclosed or otherwise terminated, no assignee of Borrower's interest in the Leases shall be liable to account to Borrower for any rents, issues or profits thereafter accruing.

      3.03 Terminology. All personal pronouns used in this Assignment, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural, and vice versa. Titles of Articles are for convenience only and neither limit nor amplify the provisions of this Assignment.

      3.04 Severability. If any provision of this Assignment or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Assignment and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

      3.05 Applicable Law. This Assignment shall be interpreted, construed and enforced according to the laws of the State of Maine.

      3.06 No Third Party Beneficiaries. This Assignment is made solely for the benefit of Assignee and its assigns. No Tenant under any of the Leases nor any other person shall have standing to bring any action against Assignee as the result of this Assignment, or to assume that Assignee will exercise any remedies provided herein, and no person other than Assignee shall under any circumstances be deemed to be a beneficiary of any provision of this Assignment.

      3.07 No Oral Modifications. Neither this Assignment nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

      3.08 Cumulative Remedies. The remedies herein provided shall be in addition to and not in substitution for the rights and remedies vested in Assignee in any of the Lender Agreements or in law or equity, all of which rights and remedies are specifically reserved by Assignee. The remedies herein provided or otherwise available to Assignee shall be cumulative and may be exercised concurrently. The failure to exercise any of the remedies herein provided shall not constitute a waiver thereof, nor shall use of any of the remedies herein provided prevent the subsequent or concurrent resort to any other remedy or remedies. It is intended that this clause shall be broadly construed so that all remedies herein provided or otherwise available to Assignee shall continue and be each and all available to Assignee until the Obligations shall have been paid in full.

      3.09 Counterparts. This Assignment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument, and any of the parties or signatories hereto may execute this Assignment by signing any such counterpart.

      3.10 Further Assurance. At any time and from time to time, upon request by Assignee, Borrower will make, execute and deliver, or cause to be made, executed and delivered, to Assignee and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time and in such offices and places as shall be deemed desirable by Assignee, any and all such other and further assignments, deeds to secure debt, mortgages, deeds of trust, security agreements, financing statements, continuation statements, instruments of further assurance, certificates and other documents as may, in the opinion of Assignee, be necessary or desirable in order to effectuate, complete, or perfect, or to continue and preserve (a) the obligations of Borrower under this Assignment and (b) the security interest created by this Assignment as a first and prior security interest upon the Leases and the rents, issues and profits from the Property. Upon any failure by Borrower so to do, Assignee may make, execute, record, file, re-record and/or refile any and all such assignments, deeds to secure debt, mortgages, deeds of trust, security agreements, instruments, certificates, and documents for and in the name of Borrower, and Borrower hereby irrevocably appoints Assignee the agent and attorney-in-fact of Borrower so to do.

      3.11 Notices. Any and all notices, elections, demands or requests provided for or permitted to be given pursuant to this Assignment (hereinafter in this paragraph 3.12 referred to as "Notice") shall be given in accordance with the provisions of the Credit Agreement.

      3.12 Modifications, Etc. Borrower hereby consents and agrees that Assignee may at any time and from time to time, without notice to or further consent from Borrower, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account, securing the Obligations; substitute for any collateral so held by it, other collateral of like kind, or of any kind; agree to modification of the terms of the Notes or the Lender Agreements; extend or renew the Notes or any of the Lender Agreements for any period; grant releases, compromises and indulgences with respect to the Notes or the Lender Agreements to any persons or entities now or hereafter liable thereunder or hereunder; release any guarantor or endorser of the Notes, the Mortgage, the Credit Agreement, or any other Lender Agreements; or take or fail to take any action of any type whatsoever; and no such action which Assignee shall take or fail to take in connection with the Lender Agreements, or any of them, or any security for the payment of the Obligations or for the performance of any obligations or undertakings of Borrower, nor any course of dealing with Borrower or any other person, shall release Borrower's obligations hereunder, affect this Assignment in any way or afford Borrower any recourse against Assignee. The provisions of this Assignment shall extend and be applicable to all renewals, amendments, extensions, consolidations and modifications of the Lender Agreements and the Leases, and any and all references herein to the Lender Agreements or the Leases shall be deemed to include any such renewals, amendments, extensions, consolidations or modifications thereof.

      3.13 Collateral Agent/Administration. The Lenders have authorized Assignee to act as Agent as attorney in fact for the Lenders in order to represent and act on behalf of the Lenders in the administration, enforcement, collection, and foreclosure of this Assignment and the Lender Agreements, with the specific right and authority to execute releases, discharges, partial releases, joinders, and consents hereunder in the name of and on behalf of the Lender. This power of attorney and the authority conferred thereby shall remain in effect until written notice to the contrary is recorded in the Registry in which this Assignment is recorded. No person dealing with Assignee shall be required to inquire further as to the scope of said authority until and unless such notice is recorded.

      The relationship between Assignee in its capacity as collateral agent to the Lenders is and shall be that of agent and principal only, and nothing contained in this Assignment or any of the other Lender Agreements shall be construed to constitute a trust for or to establish any confidential or fiduciary relationship with respect to any Lender or Borrower.

                     [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, Borrower has executed this Collateral Assignment under seal, as of August 27, 1996.


                                          SUGARLOAF MOUNTAIN CORPORATION


/s/ [Illegible]                           By: /s/ Thomas M. Richardson
----------------------------                  -------------------------------
Witness                                       Name: Thomas M. Richardson
                                              Title: Treasurer

                                    STATE OF MAINE

Cumberland, ss                                                   August 27, 1996

      Personally appeared the within named Thomas M. Richardson, as Treasurer of Sugarloaf Mountain Corporation, and acknowledged the above instrument to be his free act and deed and the free act and deed of said Corporation.

                                   Before me,


                                   /s/ Foster A. Stewart, Jr.
                                       -------------------------------
                                   Maine Attorney
                                   Print Name: Foster A. Stewart, Jr.


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